                                                                   EXHIBIT 10.46

IMPERIAL BANK
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P.O. Box 92991 . Los Angeles, California 90009 . (310) 417-5600
9920 South La Cienega Blvd. . Inglewood, California 90301


February 10, 1997


Mr. Arthur H. Sutter
Chairman
Sutter Mortgage Corporation
2140 N. Broadway
Walnut Creek, California 94596


Re:  Loan #00718006937/3 $10,000,000.00 Mortgage Warehouse Line of Credit

Dear Art:

This letter shall hereby amend the Commitment Letter ("Commitment Letter") and Revolving Credit and Collateral Loan Agreement ("Loan Agreement"), dated September 26,1988 and September 6,1988, respectively, executed by Sutter Mortgage Corporation ("Borrower") and Imperial Bank ("Bank") in connection with the above-referenced line of credit ("Line") as follows:


Additional Collateral:  None
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Maximum Advance Rate:   Ninety-eight percent (98%) of the face amount of a given
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                        Mortgage Loan.


All other terms and conditions of the Line which are not inconsistent with the amended terms contained herein shall remain in full force and effect as presented in the Loan Agreement and Commitment Letter, along with any and all subsequent amendments thereto.


Sincerely,


/s/ PAUL S. NG                          /s/ ARLENE GOULD
Paul S. Ng                              Arlene Gould
Vice President                          Regional Vice President

Accepted:

SUTTER MORTGAGE CORPORATION

By: /s/ RONALD MORCK
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